UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2011

CAVIUM NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33435	77-0558625
(Commission File No.)	(IRS Employer Identification No.)

805 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 623-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 31, 2011, Cavium Networks, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”), reporting its acquisition of substantially all the assets of Wavesat Inc. on January 25, 2011. On February 3, 2011, the Company filed an amendment to the Initial 8-K on Form 8-K/A (“Amendment No. 1” and together with the Initial 8-K, the “Wavesat 8-K”). This second amendment on Form 8-K/A amends Item 9.01 of the Wavesat 8-K and provides the historical financial information required pursuant to Item 9.01(a) of Form 8-K, and the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Wavesat Inc. as at December 31, 2010 and 2009 and for the years ended December 31, 2010 and 2009, and accompanying notes are included as Exhibit 99.4 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following Unaudited Pro Forma Combined Condensed Financial Statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.5 hereto and are incorporated herein by reference:

(i)	Unaudited Pro Forma Combined Condensed Balance Sheet as at December 31, 2010

(ii)	Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 2010

(iii)	Notes to the Unaudited Pro Forma Combined Condensed Financial Statements

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated January 25, 2011, between Cavium Networks, Inc. and Wavesat Inc. (1)

2.2	Asset Purchase Agreement, dated January 31, 2011, between Cavium Networks, Inc., Cavium Networks Singapore Pte. Ltd., and Celestial Semiconductor, Ltd. (2)

23.1	Consent of Independent Auditors. (3)

99.1	Press release, dated January 31, 2011, announcing the signing of the Asset Purchase Agreement between the Company, Cavium Networks Singapore Pte. Ltd., and Celestial Semiconductor, Ltd. (1)

99.2	Press release, dated January 31, 2011, announcing the Company’s financial results for the fourth quarter of 2011. (1)

99.3	Press release, dated January 31, 2011, relating to the appointment of Rajiv Khemani as the Company’s Chief Operating Officer. (1)

99.4	Audited Consolidated Financial Statements of Wavesat Inc. as at December 31, 2010 and 2009 and for the years ended December 31, 2010 and 2009 and notes thereto. (3)

99.5	Unaudited Pro Forma Combined Condensed Financial Statements as at and for the year ended December 31, 2010 and notes thereto. (3)

(1)	Previously filed as an exhibit to the Initial 8-K, and incorporated herein by reference.
(2)	Previously filed as an exhibit to Amendment No.1, and incorporated herein by reference.
(3)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVIUM NETWORKS, INC.

Dated: April 8, 2011	By:	/S/ ARTHUR D. CHADWICK
Arthur D. Chadwick
Vice President of Finance and
Administration and Chief Financial Officer

EXHIBIT INDEX

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated January 25, 2011, between Cavium Networks, Inc. and Wavesat Inc. (1)

2.2	Asset Purchase Agreement, dated January 31, 2011, between Cavium Networks, Inc., Cavium Networks Singapore Pte. Ltd., and Celestial Semiconductor, Ltd. (2)

23.1	Consent of Independent Auditors. (3)

99.1	Press release, dated January 31, 2011, announcing the signing of the Asset Purchase Agreement between the Company, Cavium Networks Singapore Pte. Ltd., and Celestial Semiconductor, Ltd. (1)

99.2	Press release, dated January 31, 2011, announcing the Company’s financial results for the fourth quarter of 2011. (1)

99.3	Press release, dated January 31, 2011, relating to the appointment of Rajiv Khemani as the Company’s Chief Operating Officer. (1)

99.4	Audited Consolidated Financial Statements of Wavesat Inc. at December 31, 2010 and 2009 and for the years ended December 31, 2010 and 2009 and notes thereto. (3)

99.5	Unaudited Pro Forma Combined Condensed Financial Statements as at and for the year ended December 31, 2010 and notes thereto. (3)

(1)	Previously filed on January 31, 2011 as an exhibit to the Initial 8-K, and incorporated herein by reference.
(2)	Previously filed on February 3, 2011 as an exhibit to Amendment No.1, and incorporated herein by reference.
(3)	Filed herewith.